MATTHEWS INTERNATIONAL FUNDS
dba MATTHEWS ASIA FUNDS
(the “Trust”)
Supplement dated October 14, 2026
to the Prospectus dated April 30, 2026, as supplemented
For all existing and prospective shareholders of Matthews Emerging Markets ex China Active ETF (the “Fund”), a series of the Trust:
New Investment Management Agreement
At a special meeting on October 14, 2026, shareholders of the Fund approved a new Investment Management Agreement between Matthews International Capital Management, LLC (“Matthews”) and the Trust, on behalf of the Fund (the “New Agreement”), in which Matthews serves as the investment adviser for the Fund. The New Agreement took effect on October 14, 2026, and has the same terms (other than commencement and termination dates) as the investment management agreement that was in effect for the Fund until the closing of the Transaction (as defined below) (the “Prior Agreement”).
As previously announced, Matthews made certain changes to its ownership structure (the “Transaction”), which were completed on July 7, 2026. As a result, the Prior Agreement terminated automatically upon the completion of the Transaction because the changes to Matthews’ ownership structure constituted a change of control of Matthews and, therefore, technically resulted in an “assignment” of the Prior Agreement under the Investment Company Act of 1940, as amended. For the period between the closing of the Transaction on July 7, 2026 and shareholder approval of the New Agreement on October 14, 2026, Matthews served as the investment adviser for the Fund under an Interim Investment Management Agreement with the Trust as further described in the prospectus supplement dated July 7, 2026.
Please retain this Supplement for future reference.
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